                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               DECEMBER 9, 1994
                         ----------------------------







                            BAYOU STEEL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         DELAWARE                   33-22603          72-1125783
- ------------------------------    -------------    ------------------
(State or other jurisdiction      (Commission      (I.R.S. Employer
     of incorporation)            File Number)     Identification No.)




             RIVER ROAD, P.O. BOX 5000, LAPLACE, LOUISIANA  70069
             ----------------------------------------------------
                   (Address of principal executive offices)
                                  (Zip Code)



                                (504) 652-4900
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report.)
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Item 5.   OTHER EVENTS
          ------------

     The Company has entered into a letter of intent with Tennessee Valley Steel Corporation to acquire all of the assets of Tennessee Valley for a price of $30.5 million.

     Tennessee Valley is currently operating under the protection of Chapter 11 of the United States Bankruptcy code and the purchase of assets will be subject to the approval of the bankruptcy court as well as regulatory approvals, definitive documentation of the transaction, and other conditions.

Item 7.   EXHIBITS
          --------

     (c)  News Release dated December 9, 1994.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



BAYOU STEEL CORPORATION
- -----------------------
     (Registrant)



By  /s/ Richard J. Gonzalez
   --------------------------------
   Richard J. Gonzalez,
   Vice President, Treasurer, Chief
   Financial Officer, and Secretary



Date:  December 15, 1994

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                               INDEX TO EXHIBITS
                               -----------------



                                                         PAGE
       EXHIBIT                                          NUMBER
       -------                                          ------

         99       News Release dated December 9, 1994      5